Exhibit 99.3

AMESITE INC.

FORM 10-Q TRANSITION DISCLOSURE

Amesite Inc.

Financial Report

March 31, 2018

Amesite Inc.

Contents

Financial Statements

Balance Sheet	1
Statement of Operations	2
Statement of Stockholder’s Equity	3
Statement of Cash Flows	4
Notes to Financial Statements	5-8

Amesite Inc.

Balance Sheet

March 31, 2018 and December 31, 2017

	2018	2017
Assets
Current Assets
Cash	$19,336	$-
Prepaid expenses and other current assets	13,000	-
Property and Equipment - Net (Note 3)	12,168	12,655
Deferred Offering Costs (Note 9)	215,256	-
Security Deposit (Note 7)	5,000	5,000
Total assets	$264,760	$17,655
Liabilities and Stockholder’s Equity
Current Liabilities
Shareholder payables (Note 6)	$91,856	$28,728
Accrued and other current liabilities: (Note 6)
Accrued professional fees	255,199	2,500
Accrued subcontractor fees	40,278	13,500
Other accrued liabilities	3,112	3,992
Total liabilities	390,445	48,720

Stockholder’s Equity:
Class A stock, $.0001 par value, authorized 6,000,000 shares, 0 shares issued and outstanding (Note 4)
Class B stock, $.0001 par value, authorized 4,000,000 shares, 4,000,000 shares issued and outstanding	400	400
Additional paid-in capital	18,640	-
Accumulated Deficit	(144,725)	(31,465)
Total stockholder’s equity	(125,685)	(31,065)
Total liabilities and stockholder’s equity	$264,760	$17,655

See notes to financial statements.

1

Amesite Inc.

Statement of Operations

Quarter Ended March 31, 2018

2018
Operating Expenses - General and Administrative
Other general and administrative expenses	$21,969
Subcontract development services	26,778
Insurance	2,000
Office rent	11,200
Professional fees	48,567
Travel expenses	2,746
Total operating expenses	113,260
Net Loss	$(113,260)

Earnings per Share

Basic earnings per share	$(.03)

Weighted average shares outstanding	4,000,000

See notes to financial statements.

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Amesite Inc.

Statement of Stockholder’s Equity

November 14, 2017 (date of incorporation) through Quarter ended March 31, 2018

	Common Stock - Class A	Common Stock - Class B	Additional Paid-In Capital	Accumulated Deficit	Total
Balance - November 14, 2017	$-	$-	$-	$-	$-
Consolidated net income	-	-	-	-	-
Balance - December 31, 2017	-	400	-	(31,465)	(31,065)
Net loss	-	-	-	(113,260)	(113,260)
Stock option compensation expense (Note 5)	-	-	18,640	-	18,640
Balance - March 31, 2018	$-	$400	$18,640	$(144,725)	$(125,685)

See notes to financial statements.

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Amesite Inc.

Statement of Cash Flows

Quarter Ended March 31, 2018

2018
Cash Flows from Operating Activities
Net loss	$(113,260)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation	487
Stock option expense	18,640
Changes in operating assets and liabilities which (used) provided cash:
Prepaid expenses and other assets	(13,000)
Equity issuance costs	(215,256)
Accrued and other liabilities	278,597
Net cash used in operating activities	(43,792)
Cash Flows from Financing Activities
Advances from stockholder	63,128
Net cash provided by in financing activities	63,128
Net Increase in Cash	19,336
Cash - Beginning of year	-
Cash - End of year	$19,336

See notes to financial statements.

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Amesite Inc.

Notes to Financial Statements

March 31, 2018

Note 1 - Nature of Business

Amesite Inc. (the “Company”) was formed in 2017 and is in the early stages of research and development of educational software that may be used at higher educational institutions.

Through March 31, 2018, the company had yet to generate revenue from its services and products. The Company’s activities are subject to significant risks and uncertainties, including failure to secure additional funding to execute the current business plan.

Note 2 - Significant Accounting Policies

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported in the financial statements. Actual results could differ from these estimates.

Property and Equipment

Property and equipment are recorded at cost. The straight-line method is used for computing depreciation. Assets are depreciated over their estimated useful lives (primarily three to seven years). Costs of maintenance and repairs are charged to expense when incurred.

Subsequent Events

The financial statements and related disclosures include evaluation of events up through and including May 14, 2018, which is the date the financial statements were available to be issued.

Note 3 - Property and Equipment

Property and equipment are summarized as follows:

Furniture and fixtures	$11,057
Computer equipment and software	1,843
Total cost	12,900
Accumulated depreciation	732
Net property and equipment	$12,168

Depreciation and amortization expense for period ending March 31, the three months ended March 31, 2018 was $487.

Note 4 - Capital Stock

The capital structure of the Company includes 6,000,000 authorized shares of Class A common stock and 4,000,000 authorized shares of Class B common stock. Both classes of stock have a par value of $0.0001 per share.

During 2017, the Company was incorporated with the issuance of 4,000,000 shares of Class B common stock to its founder and President.

As of March 31, 2018, there were 4,000,000 shares of Class B common stock issued and outstanding.

Class A and Class B common stock contain certain rights, privileges, and preferences including the following:

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Amesite Inc.

Notes to Financial Statements

March 31, 2018

Note 4 - Capital Stock (Continued)

Dividend Rights

Holders of Class A and Class B common stock shall be entitled to receive on a pari passu basis, when and as declared by the Company’s Board of Directors, but only out of assets legally available, cash dividends or the rights to acquire capital stock. As of March 31, 2018, there were no declared or unpaid dividends.

Voting Rights

Class A common stock entitles the stockholder to one vote for each share held. Class B Common Stock entitles the stockholder to ten votes for each share held. Holders of Class A Common Stock and Class B Common Stock vote together as one class on all matters submitted to a vote or for the consent of the stockholders of the Company. The Class B common stockholders, voting as a separate class, are entitled to elect two members of the board. These board members are entitled to two votes as a director at each meeting. Additional members of the board shall be elected by the holders of Class A and Class B common stockholders, voting together as a single class. These board members are entitled to one vote as a director at each meeting.

Conversion Rights

Any shares of Class B common stock may, at the option of the holder, be converted into one fully paid and nonassessable share of Class A common stock. Class B common stock automatically converts to one fully paid and nonassessable Class A common stock upon the transfer of a share or the death of a Class B stockholder.

Note 5 - Stock Options

The Company has a share-based compensation plan, which is described below. The compensation cost that has been charged against income for this plan was $18,640 for the three months ended March 31, 2018.

The Company’s 2017 Equity Incentive Plan (the “Plan”), which is stockholder approved, permits the grant of stock options, stock appreciation rights, restricted stock, or restricted stock units to officers, employees, directors, consultants, agents, and independent contractors of the Company for up to 1,000,000 shares of Class A common stock. The Company believes that such awards better align the interests of its employees, directors, and consultants with those of its stockholders. Option awards are generally granted with an exercise price equal to the market price of the Company’s stock at the date of grant; those option awards generally vest based on two years of continuous service and generally have ten-year contractual terms. Certain option awards provide for accelerated vesting (as defined in the Plan).

The fair value of each option award is estimated on the date of grant using a Black-Scholes option valuation model that uses the weighted-average assumptions noted in the following table. Expected volatilities are based on historical volatility of comparable companies. The Company uses historical data to estimate option exercise within the valuation model. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

When calculating the amount of annual compensation expense, the Company has elected not to estimate forfeitures and instead accounts for forfeitures as they occur.

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Amesite Inc.

Notes to Financial Statements

March 31, 2018

Note 5 - Stock Options (Continued)

A summary of option activity under the Plan for the period ended March 31, 2018 is presented below:

Options	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Total Shares

Outstanding at December 31, 2017	-	$-		-
Granted	883,334	1.50	1.99	883,334
Outstanding at March 31, 2018	883,334	-		883,334

Note 6 - Related Party Transactions

The following is a description of transactions between the Company and related parties:

Advances from stockholder

As of March 31, 2018, the Company had received advances from a stockholder totaling $91,856 to fund certain costs, of which $63,128 was provided during the three month period ending March 31, 2018. Subsequent to quarter end, the Company received additional advances of approximately $140,000 to cover additional operating expenses.

Note 7 - Operating Leases

The Company is obligated under operating leases primarily for its offices. The lease requires the Company to pay insurance, utilities, and shared maintenance costs in addition to the monthly rent of $3,733. A refundable security deposit of $5,000 was also required as part of the lease. The lease expires in November 2018 and has a one year renewal option. Total rent expense under the lease was $11,200 for the three months ended March 31, 2018. The future minimum annual commitments under these operating leases are $27,600 for 2018.

Note 8 - Income Taxes

The Company has incorporated as a taxable corporation for tax purposes. For the three month period ending March 31, 2018, the Company’s activities have not generated any taxable income or tax liabilities. Accordingly, no tax expense, provision or deferred benefits have been recorded.

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Amesite Inc.

Notes to Financial Statements

March 31, 2018

Note 9 - Subsequent events

In March 2018, the Company issued equity awards under the 2017 Equity Incentive Plan to purchase 883,334 shares of Class A common stock to officers, directors, employees and consultants.

On April 26, 2018, the Company entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among the Company, Lola One Acquisition Corporation, a Delaware corporation (“Lola One”), and Lola One Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Lola One (“Acquisition Sub”). Pursuant to the terms of the Merger Agreement, on April 27, 2018, Acquisition Sub merged with and into the Company with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Lola One (the “Merger”). Each issued and outstanding share of Class B common stock of the Company was converted into 1.4583333 shares of common stock of Lola One effective at the time of the Merger (the “Effective Time”). The Merger will be accounted for as a reverse recapitalization, with the Company considered the acquirer for accounting purposes. The Company’s equity awards for 883,334 shares of Class A common stock issued and outstanding immediately prior to the closing of the Merger were assumed and converted into equity awards for 1,288,195 shares of common stock of Lola One.

The Company will be a party to the 2018 Equity Incentive Plan. 2,529,000 shares of common stock will be available for awards granted under the 2018 Plan, inclusive of 1,288,195 shares subject to options originally granted under the 2017 Plan.

Following the Effective Time of the Merger, on April 27, 2018, Lola One held an initial closing of a private placement offering (the “Offering”) in which it sold to accredited investors 2,126,652 shares of its common stock at a price of $1.50 per share (the “Offering Price”). Also, Lola One granted the investors in the Offering registration rights requiring it to register those shares of common stock for public resale. The pre-Merger stockholders of the Company and Lola One became parties to the registration rights agreement and became entitled to such registration rights. Concurrent with the initial closing, other investors purchased 895,834 shares of Lola One’s common stock at a discounted price of $1.20 per share for aggregate gross proceeds of approximately $1,075,000 to Lola One.

In connection with the Offering, Lola One agreed to pay its placement agent, a U.S. registered broker-dealer, or the Placement Agent, (i) a cash commission of 10% of the gross proceeds raised from investors in the Offering introduced by them, and to issue to the Placement Agent warrants to purchase a number of shares of common stock equal to 10% of the number of shares of common stock sold to investors in the Offering introduced by them, with a term of five years from the initial closing date of the Offering, or any subsequent closing, at an exercise price of $1.50 per share.

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ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion and analysis of our financial condition and results of operations together with our financial statements and related notes appearing in this report. Some of the information contained in this discussion and analysis or set forth elsewhere in this report, including information with respect to our plans and strategy for our business and related financing, includes forward-looking statements that involve risks and uncertainties. As a result of many factors, including those factors set forth in the “Risk Factors” section of our Current Report on Form 8-K filed on May 2, 2018, our actual results could differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis.

Operating Overview

Amesite Inc. (“Amesite OpCo”) was incorporated in November 2017, and has no operating history in offering online courses. Amesite OpCo plans to use machine learning to provide a novel, mass customized experience to learners and is creating a cloud-based platform for college and university courses to be delivered to learners online and in hybrid online / on campus formats.

Recent Developments

Reverse Merger

On April 27, 2018, pursuant to the merger agreement, Lola One Acquisition Corporation’s acquisition sub (“Acquisition Sub”) merged (the “Merger”) with and into Amesite OpCo, with Amesite OpCo remaining as the surviving entity and a wholly-owned operating subsidiary of Lola One Acquisition Corporation. The Merger was effective as of April 27, 2018 at 12:01 a.m. Eastern Time (the “Effective Time”).

At the Effective Time, the legal existence of Acquisition Sub ceased. At the Effective Time, each outstanding share of Amesite OpCo’s capital stock issued and outstanding immediately prior to the closing of the Merger was converted into 1.4583333 shares of Lola One Acquisition Corporation’s common stock. As a result, an aggregate of 5,833,333 shares of our common stock were issued to the holders of Amesite OpCo’s capital stock after adjustments due to rounding for fractional shares. In addition, pursuant to the merger agreement equity awards to purchase 883,334 shares of Amesite OpCo’s common stock issued and outstanding immediately prior to the closing of the Merger were assumed and converted into equity awards to purchase 1,288,195 shares of our common stock.

The Merger was accounted for as a reverse recapitalization. Amesite OpCo is the acquirer for financial reporting purposes, and Lola One Acquisition Corporation is the acquired company under the acquisition method of accounting in accordance with FASB ASC Topic 805, Business Combination. Consequently, the assets, liabilities and operations that will be reflected in the historical financial statements prior to the Merger will be those of Lola One Acquisition Corporation and will be recorded at the historical cost basis of Lola One Acquisition Corporation, and the consolidated financial statements after completion of the Merger will include the assets, liabilities and results of operations of Amesite OpCo up to the day prior to the closing of the Merger and the assets, liabilities and results of operations of the combined company from and after the closing date of the Merger.

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Private Placement and Insider Investment

Following the Effective Time of the Merger, Lola One Acquisition Corporation held a closing of a private placement offering in which it sold to accredited investors approximately $3.19 million of its shares of common stock, or 2,126,652 shares, at a price of $1.50 per share. Also, Lola One Acquisition Corporation granted the investors in the private placement registration rights requiring us to register those shares of common stock for public resale, as described in more detail below. The then existing stockholders of Amesite OpCo who agreed to become parties to the registration rights agreement also became entitled to such registration rights. The first closing of the private placement occurred on April 27, 2018.

Concurrent with the closing of the private placement offering, Amesite OpCo investors purchased 895,834 shares of Lola One Acquisition Corporation’s common stock at a price of $1.20 per share for aggregate gross proceeds of approximately $1,075,000 in the Insider Investment.  Such investors were also granted registration rights, subject to a twenty-four (24) month lock-up period.

Critical Accounting Policies and Significant Judgments and Estimates

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported in the financial statements. Actual results could differ from these estimates.

Recent accounting pronouncements

None.

Results of Operations

Period Ended March 31, 2018

Amesite OpCo was incorporated in November 2017.

Revenues - We are a development stage enterprise and have not yet generated any revenues.

Expenses - Operating expenses for quarter ended March 31, 2018 were $113,260.

Liquidity and Capital Resources

Overview

We are not profitable, and we cannot provide any assurance that we will ever be profitable. As of March 31, 2018, we have a net loss of $113,260. We believe that our cash and cash equivalents in addition to the proceeds of the closing of the private placement should be sufficient to satisfy our anticipated operating and investing needs through the 2018 calendar year. See “Funding Requirements” below for additional information on our future capital needs.

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Cash Flows

As of March 31, 2018, we had $19,336 in cash. The following table shows a summary of our cash flows for the period ended March 31, 2018.

March 31,
(in thousands)	2018

Net cash used in operating activities	$(43,792)
Net cash used in investing activities	-
Net cash provided by financing activities	63,128

Increase (decrease) in cash and cash equivalents	$19,336

Operating activities

Amesite OpCo was incorporated in November 2017 and has no operating history.

Investing activities

Amesite OpCo was incorporated in November 2017 and has no investing history.

Financing activities

Net cash provided by financing activities was $ 63,128 for the period ended March 31, 2018.

Funding requirements

We expect that our primary uses of capital will continue to be the development of our artificial intelligence software, course offerings and for general and working capital. We believe that the estimated net proceeds from the closing of the private placement will be sufficient to meet our anticipated cash requirements through the 2018 calendar year. However, we may require additional capital for the further development of our products.

To the extent that we raise additional capital through future equity financings, the ownership interest of our stockholders will be diluted, and the terms of these securities may include liquidation or other preferences that adversely affect the rights of our existing common stockholders. If we raise additional funds through the issuance of debt securities, these securities could contain covenants that would restrict our operations. We cannot assure you that such additional financing, if available, can be obtained on terms acceptable to us. If we are unable to obtain such additional financing, we would need to reevaluate our future operating plans.

Our forecast of the period of time through which our financial resources will be adequate to support our operations is a forward-looking statement that involves risks and uncertainties, and actual results could vary materially as a result of a number of factors. We have based this estimate on assumptions that may prove to be wrong, and we could utilize our available capital resources sooner than we currently expect. Our future capital requirements are difficult to forecast and will depend on many factors, including:

●	the timing of our costs incurred in connection with the launch of new programs and the delay in receiving revenue from these new programs, which delay may last for several years;

●	seasonal variation driven by the schedules for our customers’ programs, which may vary from year to year;

●	changes in the student enrollment and retention levels in our customers’ programs from one term to the next;

●	changes in our customers’ tuition rates;

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●	the timing and amount of our program marketing and sales expenses;

●	changes in the prospects of the economy generally, which could alter current or prospective customers’ or students’ spending priorities, or could increase the time it takes us to launch new customer programs.

●	Our operating results may fall below the expectations of market analysts and investors in some future periods, which could cause the market price of our common stock to decline substantially.

Please see the section titled “Risk Factors” in our Current Report on Form 8-K filed with the SEC on May 2, 2018 for additional risks associated with our substantial capital requirements.

Until such time, if ever, we generate product revenue, we expect to finance our cash needs through a combination of public or private equity offerings, debt financings and research collaboration and license agreements. We may be unable to raise capital or enter into such other arrangements when needed or on favorable terms or at all. Our failure to raise capital or enter into such other arrangements as and when needed would have a negative impact on our financial condition and our ability to develop our therapeutic candidates.

Contractual Obligations and Commitments

The following is a summary of our significant contractual obligations as of March 31, 2018 (in thousands).

	Payments Due by Period
Contractual Obligations	Total	Less than 1 Year	1-3 Years	3-5 Years	After 5 Years
Operating lease obligations (1)	$27,600	$27,600	$-	-

Total	$27,600	$27,600	$-	-	$

(1)	Future minimum lease payments under operating lease for our current office space in Ann Arbor, Michigan that expires November 12, 2018.

We enter into agreements in the normal course of business with contractors and vendors, and other services and products for operating purposes, which are cancelable at any time by us, generally upon 30 days prior written notice.

Off-balance Sheet Arrangements

We did not have during the periods presented, and we do not currently have, any off-balance sheet arrangements, as defined in the rules and regulations of the SEC.

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

Not applicable.

ITEM 4. CONTROLS AND PROCEDURES.

During the three months ended March 31, 2018, we were not subject to the disclosure controls and procedures requirements of Rule 13a-15 under the Exchange Act.

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PART II

OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS.

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.

ITEM 1A. RISK FACTORS.

There have been no material changes in our risk factors from those disclosed in our most recent Current Report on Form 8-K filed May 2, 2018.

ITEM 2. UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

None.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES.

None.

ITEM 4. MINE SAFETY DISCLOSURE.

Not Applicable.

ITEM 5. OTHER INFORMATION.

None.

ITEM 6. EXHIBITS.

Not Applicable.

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